ABSOLUTE CORE STRATEGY ETF

SCHEDULE OF INVESTMENTS

June 30, 2020 (Unaudited)

Common Stocks — 62.78%	Shares	Fair Value

Canada — 12.71%
Energy — 3.83%
Enbridge, Inc.	36,471	$1,109,448

Materials — 8.88%
Agnico Eagle Mines Ltd.	17,096	1,095,170
Barrick Gold Corp.	43,180	1,163,269
Pan American Silver Corp.	10,387	315,661
		2,574,100
Total Canada		3,683,548

Ireland — 1.91%
Health Care — 1.91%
Medtronic PLC	6,041	553,960

Total Ireland		553,960

United Kingdom — 4.08%
Consumer Staples — 4.08%
Diageo PLC - ADR	4,000	537,560
Unilever PLC - ADR	11,731	643,797
		1,181,357
Total United Kingdom		1,181,357

United States — 44.08%
Communications — 1.53%
Comcast Corp., Class A	11,352	442,501

Consumer Discretionary — 3.07%
Starbucks Corp.	6,549	481,941
The TJX companies, Inc.	8,028	405,896
		887,837
Consumer Staples — 2.80%
Constellation Brands, Inc., Class A	95	16,620
Ingredion, Inc.	9,554	792,982
		809,602
Financials — 12.93%
Berkshire Hathaway, Inc., Class B(a)	11,258	2,009,665
Loews Corp.	31,952	1,095,634
The Travelers Companies, Inc.	5,592	637,768
		3,743,067

Health Care — 4.16%
Pfizer, Inc.	25,970	849,219
UnitedHealth Group, Inc.	1,200	353,940
		1,203,159
Industrials — 3.41%
Expeditors International of Washington, Inc.	3,955	300,738
HD Supply Holdings, Inc.(a)	19,827	687,006
		987,744
Materials — 7.24%
Corteva, Inc.	31,223	836,464
DuPont de Nemours, Inc.	23,689	1,258,597
		2,095,061
Real Estate — 2.16%
Equity Commonwealth(a)	19,125	615,825
Jones Lang LaSalle, Inc.	103	10,656
		626,481
Technology — 4.88%
Cerner Corp.	12,729	872,572
Cisco Systems, Inc.	2,093	97,618
Guidewire Software, Inc.(a)	4,000	443,400
		1,413,590
Utilities — 1.90%
Dominion Energy, Inc.	6,784	550,725

Total United States		12,759,767

TOTAL COMMON STOCKS
(Cost $17,487,533)		18,178,632

Total Investments — 62.78%
(Cost $17,487,533)		18,178,632

Other Assets in Excess of Liabilities — 37.22%		10,778,523

Net Assets — 100.00%		$28,957,155

(a)	Non-income producing security.

ADR - American Depositary Receipt.

See accompanying notes which are an integral part of this schedule of investments.

At June 30, 2020, the net unrealized appreciation for federal income tax purposes was as follows:

Gross unrealized appreciation	$1,453,937
Gross unrealized depreciation	$(784,029)
Net unrealized appreciation on investments	$669,908
Tax cost of investments	$17,508,724

Absolute Core Strategy ETF

Related Notes to the Schedule of Investments

June 30, 2020

(Unaudited)

The Absolute Core Strategy ETF (the “Fund”) is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Transactions and Related Income - The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Distributions received from investments in real estate investment trusts (“REITs”) that represent a return of capital or capital gain are recorded as a reduction of the cost of investment or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Fund’s investments in REITs are reported to the Fund after the end of the calendar year; accordingly, the Fund estimates these amounts for accounting purposes until the characterization of REIT distributions is reported. Estimates are based on the most recent REIT distributions information available. Withholding taxes on foreign dividends and related reclaims have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Foreign Currency Translation – The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange each business day to determine the value of investments and other assets and liabilities. Purchases and sales of foreign securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuation arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments.

Securities Valuation and Fair Value Measurements - Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained and available from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date
•	Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange-traded security is generally valued at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. When using the market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with policies established by and under the general supervision of the Board. Under these policies, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

Absolute Core Strategy ETF

Related Notes to the Schedule of Investments - continued

June 30, 2020

(Unaudited)

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (“NAV”) provided by the service agent of the mutual funds. These securities are categorized as Level 1 securities.

In accordance with the Trust’s valuation policies, Absolute Investment Advisers LLC (the “Adviser”) and/or St. James Investment Company LLC (the “Sub-Adviser”) is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single method exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of a security being valued by the Adviser and/or Sub-Adviser would be the amount that the Fund might reasonably expect to receive upon the current sale. Methods that are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair-value pricing is permitted if, in the Adviser and/or Sub-Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Adviser and/or Sub-Adviser is aware of any other data that calls into question the reliability of market quotations.

The following is a summary of the inputs used in valuing the Fund’s investments as of June 30, 2020:

		Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Common Stocks*	$18,178,632	$-	$-	$18,178,632
Total	$18,178,632	$-	$-	$18,178,632

*	Refer to the Schedule of Investments for sector classifications.

The Fund did not hold any investments during the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.